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                            EXHIBIT 10.6
                  LOAN AGREEMENT - THIRD AMENDMENT

     This Loan Agreement - Third Amendment (hereinafter referred to as "Third Amendment") is made and effective as of the 1st day of August, 1997, by and between Hecla Mining Company, a Delaware corporation, whose address is 6500 Mineral Drive, Coeur d'Alene, Idaho 83814-8788 (hereinafter referred to as "Hecla"), and ConSil Corp., an Idaho corporation, which has an address at 500-625 Howe Street, Vancouver, British Columbia, V6C 2T6 (hereinafter referred to as "ConSil").

                      RECITALS AND DEFINITIONS

     WHEREAS, Hecla and ConSil entered into that certain Loan Agreement dated June 28, 1996, as amended February 19, 1997, and April 16, 1997 (hereinafter referred to, as amended, as the "Agreement") pursuant to which ConSil borrowed certain funds from Hecla, and Hecla loaned certain funds to ConSil, all on the terms and conditions contained in the Agreement;

     WHEREAS, Hecla and ConSil wish again to amend the Agreement with this Second Amendment, on the terms and conditions specified herein;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual promises, covenants, considerations and conditions, the parties, intending to be legally bound, do hereby agree as follows:
                             AGREEMENT

     1.  AMENDMENT OF PRINCIPAL AMOUNT OF LOAN; INTEREST AND TERM:
Section 1 of the Agreement shall be deemed to read in its entirety as follows:

          Until further notice, and on the condition that ConSil not be in default with respect to any of the terms of this Loan Agreement, or with respect to any outstanding note evidencing any advance made hereunder, Hecla shall make available to ConSil a loan not to exceed SEVEN HUNDRED THOUSAND DOLLARS ($700,000) (hereinafter referred to as the "Principal Sum"), on which Principal Sum ConSil shall pay interest thereon from the date of advancement of such funds, at the prime rate of interest specified in the Wall Street Journal, plus one and one-half percent (1.5%) per year until paid, (hereinafter referred to as the "Loan"), which Loan shall be repaid on demand by Hecla, but in no event later than September 30, 1997.

     2. EXECUTION OF REPLACEMENT NOTE, ASSIGNMENTS AND OTHER CERTIFICATES. ConSil shall execute a replacement note substantially in the form attached hereto as Exhibit A, together with a certificate of its corporate Secretary certifying that:





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     (i)  the individuals executing this Third Amendment and all documents delivered in accordance herewith were the duly appointed officers of ConSil, authorized to execute and deliver the same; and

     (ii) all representations, warranties and conditions precedent set forth in the Agreement are and remain true, accurate, correct and fulfilled as of the date of the delivery of this Third Amendment.

     3. ENTIRE AGREEMENT. This Third Amendment and the Agreement shall constitute the entire agreement between the parties with respect to the transactions contemplated herein and therein, and any prior understanding or representation of any kind preceding the date of this Third Amendment shall not be binding on either party except to the extent incorporated in this Third Amendment and the Agreement.

     4. CONSIDERATION. The consideration for this Third Amendment shall be deemed to be the extension of additional credit and additional time for repayment, all as specified in Section 1 of this Third Amendment, the receipt and adequacy of which ConSil and Hecla hereby expressly acknowledge.

     5. LOAN AGREEMENT EFFECTIVE AND OTHERWISE UNAFFECTED. Hecla and ConSil expressly acknowledge and agree that the Agreement is in full force and effect, no default has occurred and except as expressly amended by this Third Amendment, the Agreement shall govern the terms and conditions of the transactions contemplated herein and in the Agreement.

     IN WITNESS WHEREOF duly authorized officers of the parties executed this Third Amendment on the date first above written.

CONSIL CORP.                  HECLA MINING COMPANY


By /s/ Ralph R. Noyes         By /s/ John P. Stilwell
  -------------------------     ---------------------------------
     Ralph R. Noyes                John P. Stilwell
     Chairman                      Vice President
                                   Chief Financial Officer

ATTEST:                       ATTEST:


     /s/ Nigel Cave                /s/ Michael B. White
---------------------------   -------------------------------------
     Nigel Cave                    Michael B. White
     Secretary                     Secretary







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STATE OF IDAHO      )
                    )    ss.
COUNTY OF KOOTENAI  )

     On this 18th day of August, in the year of 1997, before me, the undersigned, a Notary Public in and for the State of Idaho, personally appeared John P. Stilwell and Michael B. White, known or identified to me to be the Vice President and the Secretary, respectively, of HECLA MINING COMPANY, the officers who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written.



                              /s/  Narda Lee Anthony
                              -------------------------------------
                              Notary Public
                              Residing at Rathdrum, Idaho
                              My Commission Expires 8/5/2000


STATE OF IDAHO      )
                    )    ss.
COUNTY OF KOOTENAI  )

     On this 18th day of August in the year of 1997, before me, the undersigned, a Notary Public in and for the State of Idaho, personally appeared Ralph R. Noyes, known or identified to me to be the Chairman of ConSil Corp., the officer who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written.



                              /s/  Narda Lee Anthony
                              -------------------------------------
                              Notary Public
                              Residing at Rathdrum, Idaho
                              My Commission Expires 8/5/2000










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                             EXHIBIT A

                          PROMISSORY NOTE
                          ---------------

$700,000                                      City of Coeur d'Alene
                                                 State of Idaho

     On August 1, 1997, for value received, ConSil Corp., a corporation duly organized and existing under the laws of the State of Idaho, promises to pay to Hecla Mining Company, of 6500 Mineral Drive, Coeur d'Alene, Idaho 83814-8788, at its offices, the principal amount of seven hundred thousand dollars ($700,000), or such other amount as may be outstanding pursuant to that certain Loan Agreement dated June 28, 1996, as amended by the certain Loan Agreement Amendment dated February 19, 1997 and further amended by that certain Loan Agreement - Second Amendment dated April 16, 1997, and again further amended by that certain Loan Agreement Third Amendment of even date herewith between ConSil Corp. and Hecla Mining Company, as calculated and determined by Hecla Mining Company, with interest thereon from the date of advancement of such funds, at the prime rate of interest specified in the Wall Street Journal, plus one and one-half percent (1.5%) per year until paid, payable upon the demand of authorized representatives of Hecla Mining Company.

     If default is made in the payment upon demand, then the entire amount of principal, interest and any and all costs of collection shall become immediately due and payable at the option of the holder of this note, without notice. This note shall be governed by and construed in accordance with the laws of the State of Idaho.

     IN WITNESS WHEREOF, ConSil Corp. has caused this note to be executed by its duly authorized officers as of the date first mentioned above.

                              ConSil Corp.


                              By   /s/  Ralph R. Noyes
                                 ----------------------------------
                                   Ralph R. Noyes
                                   Chairman

                              Attest:


                                   /s/  Nigel Cave
                              -------------------------------------
                                   Nigel Cave
                                   Secretary






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